UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

DICE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40794	47-2286244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

279 E. Grand Avenue, Suite 300 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 566-1420

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	DICE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

In December 2015, DICE Therapeutics, Inc. (the “Company”) entered into a License and Collaboration Agreement with Aventis Inc., a corporation organized and existing under the laws of Pennsylvania (“Sanofi”), which was amended and restated in August 2017 (as amended, the “Sanofi Agreement”), pursuant to which the Company agreed to grant Sanofi an exclusive license to develop and commercialize (as applicable), certain compounds into products. Under the Sanofi Agreement, the Company was developing a therapeutic candidate for an immuno-oncology indication. On March 15, 2022, Sanofi sent notice to the Company that it has elected to terminate the Sanofi Agreement, to be effective as of July 13, 2022, or such earlier date as agreed by the parties thereto.

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2022, the Company issued a press release announcing its financial results for the quarter and full year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by DICE Therapeutics, Inc. regarding its financial results for the quarter and full year Ended December 31, 2021, dated March 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE THERAPEUTICS, INC.

Date: March 21, 2022	By:	/s/ Scott Robertson
Scott Robertson
Chief Business and Financial Officer